 Exhibit 99.2

October 26, 2026

2026 Q3 Financial Highlights

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Excellent market
driven by diverse business

Major universities
- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub
- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500
- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon



WASHINGTON, DC METROPOLITAN AREA BUSINESS OPPORTUNITIES
KEY HIGH-GROWTH SECTORS
GOVERNMENT CONTRACTING & DEFENSE
TECHNOLOGY & INNOVATION
PROFESSIONAL SERVICES & CONSULTING
HOSPITALITY & TOURISM
HIGHER EDUCATION
MAJOR REGIONAL OPPORTUNITIES
CLEARED
DOD PROJECTS
CYBERSECURITY FOR INFRASTRUCTURE
DIPLOMATIC SUPPORT
FEDERAL AGENCIES
FEDERAL AGENCIES
AI
DULLES TECH CORRIDOR
DATA CENTERS
ARTIFICIAL INTELLIGENCE DEVELOPMENT
FINTECH APPLICATIONS
BIOTECHNOLOGY RESEARCH
HEALTHTECH DEVICES
CLINICAL TRIALS
LEISURE & TRAVEL services
CONVENTION CENTER opportunities
ECO-TOURISM niches
EVENT PLANNING services
HOSPITALITY & TOURISM
RESEARCH & DEVELOPMENT grants
STUDENT SERVICES (off-campus)
PROFESSIONAL DEVELOPMENT programs
ACADEMIC PARTNERSHIPS
HIGHER EDUCATION
FORTUNE 500
HQ
FORTUNE 500 HQ HUB
NIH/NIST
GEORGETOWN UNIVERSITY
LINCOLN MEMORIAL
WASHINGTON MONUMENT
BIOSCIENCE RESEARCH
LOGISTICS & PORT SERVICES
BALTIMORE, MD
TYSONS, VA
FORTUNE 500 HQ
AMAZON HQ2
ROCKVILLE, MD
UNIVERSITY OF MARYLAND
WASHINGTON DC CITY CENTER
KEY INITIATIVES
- CORPORATE STRATEGY FROM REGIONAL UNIVERSITIES
NATIONAL LANDING, VA
KEY HIGH-REGIONAL OPPORTUNITIES
METROPOLITAN AREA REGIONAL HUBS

Other notable
- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLB, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

The DC Metropolitan area

CBRE's **REVIVE** index, which tracks economic vibrancy in Greater Washington, just posted its highest six-month rolling average since 2019.

- *Washington Business Journal Oct 20, 2026*

$135,089
Median household income[1]

$830,984
Average listing price[2]

30
Median days on the market[2]

684K
Government employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2024 – Fairfax (VA), Loudoun (VA), Arlington (VA), Montgomery (MD), Prince George's (MD), and DC.

[2] Federal Reserve Economic Data – Mar. 2026 DC Metro (CBSA)

[3] Federal Reserve Economic Data – Dec. 2025 DC Metro (MSA)

Strategic balance sheet management



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45 $83 $106 $146 $186 $236 $240 $283 $272 $277 $345 $487 $576 $803 $1,101 $1,277 $1,643 $1,647 $1,926 $2,035 $2,228 $2,213 $2,235
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q3
(Assets $ millions)

Rooted in community

branch-lite structure

Branch Locations

Arlington, VA

Fairfax, VA

Herndon, VA

Leesburg, VA

Middleburg, VA

McLean, VA

Washington, D.C.

- Headquarters: Fairfax, VA
- Full-time employees: 164
- Assets per employee: $13,627M
- Holding company established: 2016

MainStreet Bancshares, Inc.

MNSB	
Close common stock price	$24.74
Price / tangible book value	94%
Common shares	7,115,994
Market capitalization	$176 million
Tangible book value	$26.36

MNSBP	
Close preferred stock price	$24.11

MainStreet Banchshares, Inc. is a component of the Russell 2000 Index

Loan portfolio actions

Highlighted for discussion

- $1.9 million provision expense with an after-tax EPS impact of ($0.21) per share.
  - includes a $1.4 million charge-off tied to the sale of real property securing a $4.5 million loan.
- $28.8 million loan downgraded to classified / nonperforming.
- One small success story.
  - $475,000 nonperforming loan repaid after collateral liquidation. Recaptured all principal, interest and legal expenses.

2026 third quarter financial overview

		3Q26	2Q26	1Q26	4Q25	3Q25
Profitability	EPS	$0.43	$0.58	$0.48	$0.46	$0.52
	ROAA[2]	0.64%	0.85%	0.76%	0.75%	0.85%
	ROATCE[2]	6.42%	8.88%	7.58%	7.31%	8.40%
	Net interest margin[1,2,3]	3.55%	3.53%	3.47%	3.36%	3.42%
Balance Sheet	Net loans ($ millions)	$1,931	$1,928	$1,851	$1,842	$1,788
	Total deposits ($ millions)	$1,924	$1,934	$1,915	$1,899	$1,811
	Total assets ($ millions)	$2,235	$2,243	$2,223	$2,213	$2,125
	ACL / gross loans[4]	1.02%	0.99%	1.02%	1.04%	1.04%
	NCOs / avg loans[2]	0.34%	0.00%	0.06%	0.00%	0.04%
	Total equity/total assets	9.61%	9.56%	9.67%	9.88%	10.28%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Sound liquidity management

Metric	3Q26	2Q26	1Q26	4Q25
Liquidity coverage ratio (LCR)[1]	110%	105%	122%	106%
Loan / Deposit Ratio	102%	100%	98%	98%
FDIC insured / total deposits [2]	74%	72%	72%	72%
High quality liquid assets [3]	$164	$163	$220	$217
Secured line available balance	$672	$666	$663	$587
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$816	$810	$807	$731

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank level metric
[3] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Balance sheet is favorably positioned


Earnings at Risk
12-month outlook
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
% Change in Net interest Income
19.45%
11.55%
4.96%
0.54%
0.00%
0.72%
2.27%
4.08%
5.79%
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
% Change in Net Interest Income
Immediate and sustained change in interest rates

Model forecast assumes one 25 bp rate increase over the next 12 months.

Net interest margin[1] expansion

3.55%
NIM


Net Interest Margin
3.60%
3.55%
3.50%
3.45%
3.40%
3.35%
3.30%
3Q25
4Q25
1Q26
2Q26
3Q26

[1] Tax-equivalent yield

Deposit pricing pressure is impacting the margin


Quarterly net interest margin[1] calculation
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
6.46%
6.57%
6.84%
6.47%
6.23%
6.19%
6.20%
6.27%
3.50%
3.27%
3.08%
3.06%
2.87%
2.71%
2.67%
2.72%
3.55%
NIM
24Q4
25Q1
25Q2
25Q3
25Q4
26Q1
26Q2
26Q3
NII / Avg. Earning Assets
NIE / Avg. Earning Assets

[1] Tax-equivalent yield

Loan repricing opportunities


Loan repricing horizon
tied to 5-yr Treasury note
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.64%
4.46%
4.62%
5.91%
6.66%
6.98%
$31,118
$28,395
$16,337
$16,077
$22,139
$6,873
26Q4
1Q27
2Q27
3Q27
4Q27
1Q28
Balance Repricing ($000)
Weighted Rate

22% of loans are indexed to the 5-Year Treasury Note

$76 million
repricing at a 200 to 300 basis point spread over the 5yr during next three quarters

$408 million
of floating rate loans increased 25 basis points from the mid-September rate adjustment

44bp

decrease in deposit cost year-on-year

We continue to focus on building relationships

Deposit costs remain challenging

within our competitive market



Interest-bearing DDAs
Non-interest bearing DDAs
Time
43%
41%
39%
40%
41%
18%
20%
19%
19%
18%
39%
39%
42%
41%
41%
3Q25
4Q25
1Q26
2Q26
3Q26

	3Q25	4Q25	1Q26	2Q26	3Q26
Cost of Total Deposits	3.20%	3.00%	2.81%	2.74%	2.76%
Total Deposits ($000)	$1,810,835	$1,899,184	$1,914,725	$1,934,305	$1,924,000

Core deposits represent 82% of all deposits

	Balance	Weighted Rate	Weighted Maturity
Wholesale CDs	$349,207	4.01%	12 mos
Non-Interest-Bearing Deposits	$343,769		
Low-Cost Deposits*	$142,200	0.84%	
Other IBs	$648,890	3.45%	
CDs	$439,934	3.73%	7 mos
Total Core Deposits	**$1,574,793**	**2.34%**	
Total Deposits	**$1,924,000**	**2.64%**	

* Low Cost Deposits are those at a rate of 1.50% or less.

4th Quarter 2026 expectations

The team is focused on revenue generation and expense control

- Forward looking expense run rate to stay under $13 million per quarter through remainder of the year.
- Loan growth for 2026 estimated at 5%.

Diversified loan portfolio

with strategic management and growth in owner-occupied CRE


YE 2025
Residential Real Estate 12%
Construction 16%
C&I 6%
Multi-Family 12%
Owner-Occupied CRE 24%
Non-Owner Occupied CRE 30%
$1.9B
Q3 2026
Residential Real Estate 12%
Construction, 16%
C&I 5%
Multi-Family 12%
Owner-Occupied CRE 25%
Non-Owner Occupied CRE, 30%
$2.0B

$65 million year-over-year growth in owner-occupied CRE

85% of construction loans have an interest reserve deposit

CRE loans are in-market

91% of construction loans are within 25 miles of our branch network.



Stress tests reveal strong capital position

Pre- and post-stress capital ratios


15.2%
15.1%
14.6%
14.1%
14.2%
12.6%
11.8%
11.0%
10.6%
9.9%
7.0%
3Q25
4Q25
1Q26
2Q26
3Q26

Stress Loss Estimates ($000)				
$48,820	$62,933	$69,548	$71,335	$86,047

Pre stress CET1 / RBC — Post stress CET1 / RBC — Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Classified loans nearing peak
resolution strategies underway

	Classified performing loans	Classified non-performing loans	Other Real Estate Owned
Relationships	7	12	3
Balances (million)	$46.4	$92.0	$1.8
As a % of gross loans	2.37%	4.71%	0.09%

	$ million	Non-performing loan probable outcome
Relationship 1	**$28.8**	Newly added after quarter-end. Actively determining probable outcome.
Relationship 2	**$20.9**	Properties in foreclosure/bankruptcy. Nominal principal loss anticipated.
Relationship 3	**$14.9**	Pursuing liquidation with full recourse.
Relationship 4	**$6.0**	New construction condos. Actively listed on the market. Full recovery expected on sellout.
~~Relationship 5~~	~~**$2.3**~~	**Resolved** - Collateral liquidated on 10/7/26.
Remaining 7 relationships	**$19.1**	Working diligently to normalize or liquidate. Nominal principal loss anticipated.
Total	**$89.7**	

Key drivers of portfolio stress in Washington, DC

1. **Multifamily Properties** - owner liquidity depleted due to legacy tenant protections
   - Legacy pandemic tenant protections lingered well beyond industry norms
   - Rapid re-housing program expiration
   - Severe judicial backlog at D.C. landlord & tenant courts

2. **Construction projects** – owner liquidity depleted due to cost escalation
   - Lag time for permits & inspections
   - Shortage of labor (many foreign-born workers unwilling to work in D.C.)
   - Interest-carry inflation
   - Supply and labor cost inflation
   - Severe lag time for permanent utilities connections

Financial highlights

In $000 unless otherwise noted	Year-End Financials 2022	2023	2024	2025	Q3'26 LTM	Quarter-End Financials Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Interest Income	83,845	124,421	134,615	131,588	128,386	32,464	31,874	31,218	32,090	33,205
Interest Expense	13,836	47,679	72,041	62,043	56,743	15,362	14,732	13,724	13,858	14,429
Net Interest Income	70,010	76,742	62,574	69,545	71,643	17,102	17,142	17,494	18,232	18,776
Noninterest Income	4,834	3,340	3,252	4,027	2,873	1,122	900	407	894	671
Realized Gains (Losses) on Securities	4	0	-48	103	0	0	0	0	0	0
Total Revenue	74,843	80,082	65,826	73,572	74,517	18,224	18,042	17,901	19,126	19,447
Noninterest Expense	39,057	45,616	72,967	54,551	50,893	12,667	12,825	12,674	12,516	12,877
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	35,787	34,466	-7,141	19,021	23,624	5,557	5,217	5,227	6,610	6,570
Provision for (recovery of) Credit Losses	2,398	1,642	6,763	-70	2,711	144	328	-131	585	1,929
Net Income (Loss) before Taxes	33,389	32,824	-13,904	19,091	20,913	5,413	4,889	5,358	6,025	4,641
Provision for Taxes (benefit)	6,714	6,239	-3,924	3,478	4,489	896	836	1,258	1,357	1,038
Net Income (Loss) (GAAP)	26,674	26,585	-9,980	15,613	16,424	4,517	4,053	4,100	4,668	3,603
Net Income (Loss) to Common Shareholders	24,518	24,429	-12,136	13,457	14,268	3,978	3,514	3,561	4,129	3,064
Less: Realized Gains (Loss)	4	0	-48	376	0	145	0	0	0	0
Plus: Nonrecurring Expenses, net	0	0	21,041	456	-1,007	0	0	-685	0	-322
Total Core Adjustments Pre-Tax	4	0	21,089	-80	-1,007	145	0	-685	0	-322
Total Core Adjustments Post-Tax	3	0	16,278	-63	-796	115	0	-541	0	-254
Core Net Income (Loss) (Non-GAAP)	26,671	26,585	6,298	15,676	17,219	4,402	4,053	4,641	4,668	3,858
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	24,521	24,429	4,142	13,520	15,063	3,863	3,514	4,102	4,129	3,319
Average Assets	1,744,029	1,931,805	2,136,586	2,141,434	2,196,717	2,119,494	2,158,266	2,179,828	2,207,216	2,241,556
Average Equity	190,839	209,921	224,631	213,114	216,596	215,039	218,098	217,813	213,859	216,615
Average Tangible Common Equity	158,273	170,662	180,381	185,815	189,334	187,776	190,836	190,550	186,596	189,352

Financial highlights continued

In $000 unless otherwise noted	Year-End Financials 2022	2023	2024	2025	Q3'26 LTM	Quarter-End Financials Q3'25	Q4'25	Q1'26	Q2'26	Q3'26
Performance Metrics (%)										
ROAA	1.53	1.38	-0.47	0.73	0.75	0.85	0.75	0.76	0.85	0.64
ROAE	13.98	12.66	-4.44	7.33	7.58	8.33	7.37	7.63	8.75	6.60
ROATCE to Common Shareholders	15.49	14.31	-6.73	7.24	7.54	8.41	7.30	7.58	8.88	6.42
Core ROAA (Non-GAAP)	1.53	1.38	0.29	0.73	0.78	0.82	0.75	0.86	0.85	0.68
Core ROAE (Non-GAAP)	13.98	12.66	2.80	7.36	7.95	8.12	7.37	8.64	8.75	7.07
Core ROATCE to Common Shareholders (Non-GAAP)	15.49	14.31	2.30	7.28	7.96	8.16	7.30	8.73	8.88	6.95
Net Interest Margin (%)	4.21	4.13	3.11	3.44	3.47	3.40	3.34	3.46	3.52	3.54
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	4.23	4.15	3.13	3.46	3.48	3.42	3.36	3.47	3.53	3.55
Common Equity	171,019	194,254	180,728	191,328	187,609	191,100	191,328	187,721	187,173	187,609
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	161,870	179,597	180,728	191,328	187,609	191,100	191,328	187,721	187,173	187,609
Total Assets	1,925,751	2,035,432	2,228,098	2,212,669	2,234,860	2,124,789	2,212,669	2,223,293	2,243,085	2,234,860
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Assets (Non-GAAP)	1,916,602	2,020,775	2,228,098	2,212,669	2,234,860	2,124,789	2,212,669	2,223,293	2,243,085	2,234,860
Total Equity / Tangible Assets (%) (Non-GAAP)	10.35	10.96	9.33	9.88	9.61	10.28	9.88	9.67	9.56	9.61
Common Shares Outstanding (actual)	7,442,743	7,527,415	7,603,765	7,496,571	7,115,994	7,703,579	7,496,571	7,324,049	7,117,438	7,115,994
Tangible Book Value per Common Share ($) (Non-GAAP)	21.75	23.86	23.77	25.52	26.36	24.81	25.52	25.63	26.30	26.36

Definitions

ACL	Allowance for Credit Losses	$MM	Millions of Dollars
AOCI	Accumulated Other Comprehensive Income	NCOs	Net Charge-Offs
CET1	Common Equity Tier-1	OREO	Other Real Estate Owned
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EAR	Earnings-at-Risk: simulation model used to forecast changes to net interest income and reflects a short-term measure of the effects of interest rate risk exposure	ROATCE	Return on Average Tangible Common Equity
EPS	Earnings Per Share	TBV	Tangible Book Value
GAAP	Generally Accepted Accounting Principles	YTD	Year-to-Date
LCR	Liquidity Coverage Ratio	($000)	Thousands of Dollars
LTM	Last-Twelve-Months		